UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2013

Sanwire Corporation

(Exact name of registrant as specified in its charter)

Nevada(State or Other Jurisdiction ofIncorporation)	000-27715(Commission File Number)	94-3342064 (IRS EmployerIdentification No.)

9710 E. 55th PlaceTulsa, OK (Address of Principal Executive Offices)	74146 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective November 30, 2013, Mr. Carman Parente resigned as Director and Chairman of the board of directors (“Board”) of Sanwire Corporation (the “Company”). Mr. Parente’s resignation did not result from any disagreement with the Company on any matter whatsoever, including the Company’s operations, policies or practices.

Effective December 2, 2013, Mr. Rick Bjroklund has been appointed as the Company’s Chairman of the Board and Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanwire Corporation.

a Nevada corporation

/s/ Naiel P. Kanno

Dated:   December 2, 2013

By:  _____________________________

Naiel P Kanno

                                                     President and Chief Executive Officer